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                                                                   Exhibit 10.11
                                                                   -------------

                                                      Scil
                                                   biomedicals

                                              Scil Biomedicals GmbH
                                              Fraunhoferstr. 18a
                                              D-82152 Martinsried

                                              Tel: + 49 89 8565 1800
                                              Fax: + 49 89 8565 1818

Donald Drakeman, PhD
President and CEO
Medarex, Inc.
707 State Road 206
Suite 206
Princeton, NJ  08540
USA

                                           January 3, 2000

Binding Letter of Intent

Dear Donald:

We were very pleased that your board agreed with the Terms for the MDX-RA and MDX-H210 projects which we prepared last Thursday. It is our understanding that the Terms as defined again in this letter are binding for Medarex and Scil Biomedicals GmbH (former BioNet Pharma) and constitute the basis for completing a final licensing agreement that will contain all of the terms that are to be agreed to by the parties.

The agreed to Terms are as follows:

MDX-RA:

Territory:          Europe and the Near East
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Costs:              Scil Biomedicals will pay 100% of the costs up to [*****]
                    for clinical trials, regulatory filings and approvals and manufacturing scale up for development in Europe, the Near
                    East and North America. Thereafter, Medarex and Scil
                    Biomedicals will share all such costs on a 50-50 basis
                    [*****].

Upfront: [*****] paid by Scil Biomedicals to Medarex; [*****]. The upfront payment is non-refundable and non-creditable.

Milestones Paid
by Medarex:         [*****]

Royalties/Supply:   Scil Biomedicals will pay 3/rd/ party royalties and
                    royalties to Medarex in a staggered manner: in stage 1, Scil
                    Biomedicals will pay a basic 3/rd/ party royalty rate of [*****], a royalty rate of [*****] to Medarex and an additional 3/rd/ party royalty rate of [*****], Scil
                    Biomedicals will pay in stage 2 a basic 3/rd/ party royalty rate of [*****] and a royalty rate of [*****] to Medarex.
                    [*****], Scil Biomedicals will pay in stage 3 to Medarex a royalty rate of [*****]. These royalty rates are based upon a projected manufacturing price of [*****] and are subject to the following adjustment: [*****].


MDX-H210

Territory:          Europe and the Near East

Product:            All applications except cell therapy.

Upfront: [*****] paid by Scil Biomedicals to Medarex. [*****] The upfront payment is non-refundable and non-creditable.

Costs: All Phase II (estimated at [*****]) will be paid by Scil Biomedicals. At the end of Phase II, Medarex can elect to fund [*****] of the Phase III [*****] and retain all rights outside of Europe and the Near East. Otherwise, Scil Biomedicals will fund 100% of Phase III up to $17 million (including the Phase II costs) and thereafter the parties will share all worldwide costs (clinical, regulatory and manufacturing scale-up) on a 50:50 basis; if Scil Biomedicals funds all costs up to $17 million, it will obtain US co-promotion

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILLED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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                    or co-marketing rights [*****].


Milestones Paid
by Medarex:         [*****]

Royalties/Supplies: Scil Biomedicals will pay 3/rd/ party royalties to [*****]
                    and will pay to Medarex royalties of [*****]. Upon the expiration of 3/rd/ party royalties paid by Scil Biomedicals, Medarex's royalty will increase by [*****]. These royalties are based on a projected manufacturing price of [*****] subject to the following modifications: [*****].

Both parties acknowledge their agreement by signing this binding letter of intent.

Best regards,

Scil Biomedicals GmbH


/s/ Ulrich Martin             January 3, 2000
Dr. Ulrich Martin
-CEO-



Accepted by Medarex Inc.:



/s/ D. Drakeman             1/3/00
Donald Drakeman, PhD
-President and CEO-


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILLED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.